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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-60387) of HealthCare Financial Partners, Inc. of our report dated February 11, 1999, with respect to the consolidated financial statements of HealthCare Financial Partners, Inc. included in this Form 10-K for the year ended December 31, 1998.

                                                           /s/ Ernst & Young LLP

Washington, D.C.
March 30, 1999